   As filed with the Securities and Exchange Commission on December 12, 1995



                                                       REGISTRATION NO. 33-64903

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         PRE-EFFECTIVE AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            HOUGHTON MIFFLIN COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                MASSACHUSETTS                                    04-1456030
       (State or Other Jurisdiction of                        (I.R.S. Employer
        Incorporation or Organization)                      Identification No.)

                              222 BERKELEY STREET
                                BOSTON, MA 02116
                                 (617) 351-5000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                            ------------------------

                                 PAUL D. WEAVER
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            HOUGHTON MIFFLIN COMPANY
                              222 BERKELEY STREET
                                BOSTON, MA 02116
                                 (617) 351-5000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

               RICHARD A. SODEN                               LOUIS A. GOODMAN
           GOODWIN, PROCTER & HOAR                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                EXCHANGE PLACE                               ONE BEACON STREET
               BOSTON, MA 02109                         BOSTON, MASSACHUSETTS 02108
                (617) 570-1000                                 (617) 573-4800

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

     If this form is used to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The expenses in connection with the distribution of the securities being registered (other than underwriting discounts and commissions) are estimated as follows:


Securities and Exchange Commission Registration Fee...............................  $103,450
Printing and Engraving Fees.......................................................    30,000
Legal Fees and Expenses...........................................................   140,000
Accounting Fees and Expenses......................................................   100,000
Rating Agencies Fees..............................................................   163,000
Blue Sky Fees and Expenses........................................................    15,000
Trustees and Registrar Fees and Expenses..........................................    15,000
Miscellaneous.....................................................................    20,000
                                                                                    --------
          Total...................................................................  $586,450
                                                                                    ========


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Underwriting Agreement (a form of which appears as Exhibit 1 hereto) provides for indemnification of the directors and officers of the Company in certain circumstances.

     As permitted by Massachusetts law, the Restated Articles of Organization of the Company (the "Articles of Organization") contain indemnification provisions to the effect that, subject to certain standards, directors and officers may be indemnified by the Company for all liabilities incurred by them in connection with any proceeding in which they are involved as a result of serving or having served as a director or officer of the Company or, at the request of the Company, as a director or officer of any other organization or in any capacity with respect to any employee benefit plan.

     As permitted by Massachusetts law, the Articles of Organization provide that a director of the Company will not be personally liable to the Company or its stockholders for monetary damages arising out of the director's breach of his or her fiduciary duty, except to the extent that the Massachusetts Business Corporation Law ("MBCL") does not permit exemption from such liability. Currently, the MBCL provides that a director remains potentially liable for monetary damages for (i) any breach of the director's duty of loyalty to the Company or its stockholders; (ii) any acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) an improper payment of a dividend, improper repurchase of the Company's stock, or certain loans to directors and officers of the Company in violation of Sections 61 or 62 of MBCL; or (iv) any transaction from which a director derives an improper benefit.

     As also permitted by Massachusetts law, the Company has purchased directors' and officers' liability insurance, which insures against certain liabilities incurred in connection with the performance of their duties.

ITEM 16.  EXHIBITS.


NUMBER                                       DESCRIPTION
------   ------------------------------------------------------------------------------------
    1    Form of Underwriting Agreement*
  4.1    Indenture dated as of March 15, 1994 between Houghton Mifflin Company and State
         Street Bank and Trust Company, as successor trustee to The First National Bank of
         Boston (incorporated by reference to Exhibit 4.1 to the Company's Registration
         Statement on Form S-3 (No. 33-51700))
  4.2    First Supplemental Indenture dated as of July 27, 1995 between the Company and State
         Street Bank and Trust Company, as successor trustee to The First National Bank of
         Boston
  4.3    Form of Debt Securities (included in Exhibit 4.1)
    5    Opinion of Goodwin, Procter & Hoar regarding legality of securities being registered
   12    Calculation of Ratios of Earnings to Fixed Charges
 23.1    Consent of Ernst & Young LLP
 23.2    Consent of Goodwin, Procter & Hoar (included in Exhibit 5)
   24    Power of Attorney
   25    Statement of Eligibility and Qualification of Trustee on Form T-1


---------------

* Filed herewith.

ITEM 17.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to securityholders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (e) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on December 12, 1995.


                                          HOUGHTON MIFFLIN COMPANY

                                          By: /s/  NADER F. DAREHSHORI
                                             ---------------------------------
                                              Nader F. Darehshori
                                              Chairman of the Board, President
                                              and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  NAME                                  TITLE                        DATE
                  ----                                  ----                         ----
/s/  NADER F. DAREHSHORI                   Chairman of the Board,             December 12, 1995
------------------------------------       President, Chief Executive
Nader F. Darehshori                        Officer and Director (principal
                                           executive officer)

/s/  JAMES F. STACK                        Executive Vice President, Chief    December 12, 1995
------------------------------------       Financial Officer and Treasurer
James F. Stack                             (principal financial officer)

/s/  MICHAEL J. LINDGREN                   Vice President and Corporate       December 12, 1995
------------------------------------       Controller (principal accounting
Michael J. Lindgren                        officer)

                       *                   Director                           December 12, 1995
------------------------------------
Joseph A. Baute

                       *                   Director                           December 12, 1995
------------------------------------
Gail Deegan

                       *                   Director                           December 12, 1995
------------------------------------
James O. Freedman

                       *                   Director                           December 12, 1995
------------------------------------
Mary H. Lindsay

                       *                   Director                           December 12, 1995
------------------------------------
Charles R. Longsworth

                  NAME                                  TITLE                        DATE
                  ----                                  -----                        ----
                       *                   Director                           December 12, 1995
------------------------------------
John F. Magee

                       *                   Director                           December 12, 1995
------------------------------------
Claudine B. Malone

                       *                   Director                           December 12, 1995
------------------------------------
Alfred L. McDougal

                       *                   Director                           December 12, 1995
------------------------------------
George Putnam

                       *                   Director                           December 12, 1995
------------------------------------
Ralph Z. Sorenson


                                           Director                           December   , 1995
------------------------------------
DeRoy C. Thomas




By: /s/  PAUL D. WEAVER                                                       December 12, 1995
    --------------------------------
    Attorney-in-Fact

                                 EXHIBIT INDEX


NUMBER                                           DESCRIPTION
------                                           -----------
  1        -- Form of Underwriting Agreement*
  4.1      -- Indenture dated as of March 15, 1994 between Houghton Mifflin Company and State
              Street Bank and Trust Company, as successor trustee to The First National Bank of
              Boston (incorporated by reference to Exhibit 4.1 to the Company's Registration
              Statement on Form S-3 (No. 33-51700))
  4.2      -- First Supplemental Indenture dated as of July 27, 1995 between the Company and
              State Street Bank and Trust Company, as successor trustee to The First National
              Bank of Boston
  4.3      -- Form of Debt Securities (included in Exhibit 4.1)
  5        -- Opinion of Goodwin, Procter & Hoar regarding legality of securities being registered
 12        -- Calculation of Ratios of Earnings to Fixed Charges
 23.1      -- Consent of Ernst & Young LLP
 23.2      -- Consent of Goodwin, Procter & Hoar (included in Exhibit 5)
 24        -- Power of Attorney
 25        -- Statement of Eligibility and Qualification of Trustee on Form T-1


---------------
* Filed herewith.